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                                                                 EXHIBIT 10.84

                              PLEDGE AGREEMENT

          This PLEDGE AGREEMENT (this "Agreement") is dated as of November 30, 1998 and entered into by and between SANTA FE GAMING CORPORATION, a Nevada corporation ("Pledgor"), and IBJ SCHRODER BANK & TRUST COMPANY, as successor trustee, for the benefit of the holders of the Bonds (as hereinafter defined) (the "Holders") (the "Secured Party"), under the Indenture dated as of December 1, 1988 among Pioneer Finance Corp., a Nevada corporation ("PFC"), Santa Fe Gaming Corporation, a Nevada corporation and successor-in-interest to Sahara Casino Partners, L.P. ("SFGC"), and Security Pacific National Bank as predecessor to the Secured Party, as amended by (i) that certain First Supplemental Indenture, dated as of December 21, 1990,
(ii) that certain Second Supplemental Indenture, dated as of September 30, 1993, (iii) that certain Tri-Party Agreement, dated as of December 30, 1994,
(iv) that certain Third Supplemental Indenture, dated as of August 31, 1995, and (v) that certain Fourth Supplemental Indenture, dated as of November 30, 1998 (the "Indenture").

                            PRELIMINARY STATEMENTS

          A. Pledgor is the legal and beneficial owner of the shares of stock (the "Pledged Shares") described in SCHEDULE I annexed hereto and issued by the corporations named therein.

          B. PFC issued $120,000,000 principal amount of 13 1/2% First Mortgage Bonds due December 1, 1998 (the "Bonds"), pursuant to the Indenture, of which $60,000,000 principal amount remains outstanding as of the date hereof. Capitalized terms used and not otherwise defined herein shall have the meanings specified in the Indenture.

          C. Payment of the principal of, premium, if any, and interest on the Bonds has been guaranteed by the Pledgor (the "Guaranty").

          D. Pursuant to the Offering Circular and Consent Solicitation Statement dated October 23, 1998 and Supplement dated November 14, 1998 (together, the "Amended Joint Offering Circular/Consent Solicitation Statement"), PFC has solicited (the "Solicitation") the consents (the "Consents") of Holders to the Proposed Consents (as defined in the Amended Joint Offering Circular/Consent Solicitation Statement).

          E. In connection with the Solicitation and the receipt and acceptance of Consents by PFC, Pledgor has agreed to secure the obligations arising under the Guaranty by a pledge by Pledgor of all the outstanding common stock of its wholly owned subsidiaries, Sahara Resorts, a Nevada corporation ("SR"), Santa Fe Hotel Inc., a Nevada corporation ("SFHI"), Hacienda Hotel Inc., a Nevada corporation ("Hacienda"), Sahara Nevada Corp., a Nevada corporation ("Sahara Nevada"), and Santa Fe Coffee Company, a Nevada corporation (Santa Fe Coffee").

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          NOW, THEREFORE, in consideration of the premises, in accordance with the Solicitation and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Pledgor hereby agrees with Secured Party as follows:

          SECTION 1. PLEDGE OF SECURITY. Pledgor hereby pledges to Secured Party, for the equal and ratable benefit of the Holders, and hereby grants to Secured Party a security interest in, for the equal and ratable benefit of the Holders, all of Pledgor's right, title and interest in and to the following (the "Pledged Collateral"):

          (a) the Pledged Shares and the certificates representing the Pledged Shares and any interest of Pledgor in the entries on the books of any financial intermediary pertaining to the Pledged Shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Shares;

          (b) all additional shares of, and all securities convertible into and warrants, options and other rights to purchase or otherwise acquire, stock of any issuer of the Pledged Shares from time to time acquired by Pledgor in any manner (which shares shall be deemed to be part of the Pledged Shares), the certificates or other instruments representing such additional shares, securities, warrants, options or other rights and any interest of Pledgor in the entries on the books of any financial intermediary pertaining to such additional shares, and all dividends, cash, warrants, rights, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such additional shares, securities, warrants, options or other rights; and

          (c) to the extent not covered by clauses (a) through (b) above, all proceeds of any or all of the foregoing Pledged Collateral. For purposes of this Agreement, the term "proceeds" includes whatever is receivable or received when Pledged Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary, and includes, without limitation, proceeds of any indemnity or guaranty payable to Pledgor or Secured Party from time to time with respect to any of the Pledged Collateral.

          SECTION 2. SECURITY FOR OBLIGATIONS. This Agreement secures, and the Pledged Collateral is collateral security for, the prompt payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. Section
 362(a)), of all obligations and liabilities of every nature of Pledgor now or hereafter existing under or arising out of or in connection with the Guaranty and all amendments, extensions or renewals thereof, whether for principal, premium, if any, interest (including without limitation interest that, but for the filing of a petition in bankruptcy with respect to Pledgor, would accrue on such obligations), fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Secured Party or any Holder as a

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preference, fraudulent transfer or otherwise (all such obligations and liabilities being the "Underlying Debt"), and all obligations of every nature of Pledgor now or hereafter existing under this Agreement (all such obligations of Pledgor, together with the Underlying Debt, being the "Secured Obligations").

          SECTION 3. DELIVERY OF PLEDGED COLLATERAL. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of Secured Party pursuant hereto and shall be in suitable form for transfer by delivery or, as applicable, shall be accompanied by Pledgor's endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to Secured Party. Upon the occurrence and during the continuation of an Event of Default, Secured Party shall have the right, at any time in its discretion and without notice to Pledgor, to transfer to or to register in the name of Secured Party or any of its nominees any or all of the Pledged Collateral, subject only to the revocable rights specified in
Section 7(a). In addition, upon the occurrence and during the continuation of an Event of Default, Secured Party shall have the right at any time to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations. Secured party acknowledges that the certificates evidencing shares of common stock of SFHI must be held by or on behalf of Secured Party in the state of Nevada.

          SECTION 4. REPRESENTATIONS AND WARRANTIES. Pledgor represents and warrants as follows:

          (a) DUE AUTHORIZATION, ETC. OF PLEDGED COLLATERAL. All of the Pledged Shares have been duly authorized and validly issued and are fully paid and non-assessable.

          (b) DESCRIPTION OF PLEDGED COLLATERAL. The Pledged Shares constitute percentage interests of the issued and outstanding shares of stock of each of the Persons set forth on SCHEDULE I annexed hereto, and there are no outstanding warrants, options or other rights to purchase, or other agreements outstanding with respect to, or property that is now or hereafter convertible into, or that requires the issuance or sale of, any Pledged Shares.

          (c) OWNERSHIP OF PLEDGED COLLATERAL. Pledgor is the legal, record and beneficial owner of the Pledged Collateral free and clear of any Lien except for the security interest created by this Agreement and Permitted Liens.

          (d) GOVERNMENTAL AUTHORIZATIONS. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for either (i) the pledge by Pledgor of the Pledged Collateral pursuant to this Agreement and the grant by Pledgor of the security interest granted hereby, (ii) the execution, delivery or performance of this Agreement by Pledgor, or (iii) the exercise by Secured Party of the voting or other rights, or the remedies in respect of the Pledged Collateral, provided for in this Agreement (except as may be required in connection with a disposition of Pledged Collateral by laws affecting the offering and sale of securities generally and as may be required under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended).

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          (e)  PERFECTION.  Assuming Secured Party's continued possession of the certificates representing the Pledged Shares, the pledge of the Pledged Collateral pursuant to this Agreement creates a valid and perfected first priority security interest in the Pledged Collateral, securing the payment of the Secured Obligations.

          SECTION 5. OTHER LIENS; ADDITIONAL PLEDGED COLLATERAL; ETC. Pledgor shall:

          (a) not (i) create or suffer to exist any Lien upon or with respect to any of the Pledged Collateral, except for the security interest under this Agreement or (ii) permit any issuer of Pledged Shares to merge or consolidate unless all the outstanding capital stock of the surviving or resulting corporation is, upon such merger or consolidation, pledged hereunder and no cash, securities or other property is distributed in respect of the outstanding shares of any other constituent corporation;

          (b) (i) cause each issuer of Pledged Shares not to issue any stock or other securities in addition to or in substitution for the Pledged Shares issued by such issuer, except to Pledgor, and (ii) pledge hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all additional shares of stock or other securities of each issuer of Pledged Shares;

          (c) promptly deliver to Secured Party all written notices received by it as holder of the Pledged Collateral; and

          (d) pay promptly when due all taxes, assessments and governmental charges or levies imposed upon, and all claims against, the Pledged Collateral, except to the extent the validity thereof is being contested in good faith and for which adequate reserves have been established; PROVIDED that Pledgor shall in any event pay such taxes, assessments, charges, levies or claims not later than five days prior to the date of any proposed sale under any judgment, writ or warrant of attachment entered or filed against Pledgor or any of the Pledged Collateral as a result of the failure to make such payment.

          SECTION 6.  FURTHER ASSURANCES; PLEDGE AMENDMENTS.

          (a) Pledgor agrees that from time to time, at the expense of Pledgor, Pledgor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that Secured Party may request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable Secured Party to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral. Without limiting the generality of the foregoing, Pledgor will: (i) execute and file such financing or continuation statements, or amendments thereto, control agreements and such other instruments or notices, as may be necessary or desirable, or as Secured Party may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby and (ii) at Secured Party's request, appear in and defend any action or proceeding that may affect Pledgor's title to or Secured Party's security interest in all or any part of the Pledged Collateral.

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          (b)  Pledgor further agrees that it will, upon obtaining any additional shares of stock or other securities required to be pledged hereunder as provided in Section 5(b), promptly (and in any event within five business days) deliver to Secured Party a Pledge Amendment, duly executed by Pledgor, in substantially the form of SCHEDULE II annexed hereto (a "Pledge Amendment"), in respect of the additional Pledged Shares to be pledged pursuant to this Agreement. Pledgor hereby authorizes Secured Party to attach each Pledge Amendment to this Agreement and agrees that all Pledged Shares listed on any Pledge Amendment delivered to Secured Party shall for all purposes hereunder be considered Pledged Collateral; PROVIDED that the failure of Pledgor to execute a Pledge Amendment with respect to any additional Pledged Shares pledged pursuant to this Agreement shall not impair the security interest of Secured Party therein or otherwise adversely affect the rights and remedies of Secured Party hereunder with respect thereto.

          SECTION 7.  VOTING RIGHTS; DIVIDENDS; ETC.

          (a) So long as no Event of Default (as defined in the Indenture) shall have occurred and be continuing:

          (i) Pledgor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement, the Indenture or the Consents;

          (ii) Pledgor shall be entitled to receive and retain, and to utilize free and clear of the lien of this Agreement, any and all dividends paid in respect of the Pledged Collateral; PROVIDED, HOWEVER, that any and all

               (A) dividends, paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral,

               (B) dividends and other distributions paid or payable in cash in respect of any Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in-surplus, and

               (C) cash paid, payable or otherwise distributed in redemption of or in exchange for any Pledged Shares,

     shall be, and shall forthwith be delivered to Secured Party to hold as, Pledged Collateral and shall, if received by Pledgor, be received in trust for the benefit of Secured Party, be segregated from the other property or funds of Pledgor and be forthwith delivered to Secured Party as Pledged Collateral in the same form as so received (with all necessary endorsements); and

          (iii) Secured Party shall promptly execute and deliver (or cause to be executed and delivered) to Pledgor all such proxies, dividend payment orders and other instruments as Pledgor may from time to time reasonably request for the purpose of enabling Pledgor

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     to exercise the voting and other consensual rights which it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends which it is authorized to receive and retain pursuant to paragraph (ii) above.

          (b)  Upon the occurrence and during the continuation of an Event of
     Default:

          (i) upon written notice from Secured Party to Pledgor, all rights of Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 7(a)(i) shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to exercise such voting and other consensual rights;

          (ii) all rights of Pledgor to receive the dividends which it would otherwise be authorized to receive and retain pursuant to Section 7(a)(ii), at Secured Party's option, shall cease, and all such rights shall, at Secured Party's option, thereupon become vested in Secured Party who shall thereupon have the sole right to receive and hold as Pledged Collateral such dividends; and

          (iii) all dividends which are received by Pledgor contrary to the provisions of paragraph (ii) of this Section 7(b) shall be received in trust for the benefit of Secured Party, shall be segregated from other funds of Pledgor and shall forthwith be paid over to Secured Party as Pledged Collateral in the same form as so received (with any necessary endorsements).

          (c) In order to permit Secured Party to exercise the voting and other consensual rights which it may be entitled to exercise pursuant to
Section 7(b)(i) and to receive all dividends and other distributions which it may be entitled to receive under Section 7(a)(ii) or Section 7(b)(ii), (i) Pledgor shall promptly execute and deliver (or cause to be executed and delivered) to Secured Party all such proxies, dividend payment orders and other instruments as Secured Party may from time to time reasonably request and (ii) without limiting the effect of the immediately preceding clause (i), Pledgor hereby grants to Secured Party an irrevocable proxy to vote the Pledged Shares and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Shares would be entitled (including, without limitation, giving or withholding written consents of shareholders, calling special meetings of shareholders and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Shares on the record books of the issuer thereof) by any other Person (including the issuer of the Pledged Shares or any officer or agent thereof), upon the occurrence and during the continuation of an Event of Default and which effectiveness shall terminate upon the earlier of (i) the Event of Default being waived or cured (subject to revival upon future Events of Default) and (ii) payment in full of the Secured Obligations.

          SECTION 8. SECURED PARTY APPOINTED ATTORNEY-IN-FACT. Pledgor hereby irrevocably appoints Secured Party as Pledgor's attorney-in-fact, with full authority in the place and stead of Pledgor and in the name of Pledgor, Secured Party or otherwise, from time to time in Secured Party's discretion to take any action and to execute any instrument that Secured Party

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may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

          (a) to file one or more financing or continuation statements, or amendments thereto, relative to all or any part of the Pledged Collateral without the signature of Pledgor (to the extent permitted by applicable law);

          (b) during the continuance of any Event of Default, to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Pledged Collateral;

          (c) during the continuance of any Event of Default, to receive, endorse and collect any instruments made payable to Pledgor representing any dividend, principal or interest payment or other distribution in respect of the Pledged Collateral or any part thereof and to give full discharge for the same; and

          (d) during the continuance of any Event of Default, to file any claims or take any action or institute any proceedings that Secured Party may deem necessary or desirable for the collection of any of the Pledged Collateral or otherwise to enforce the rights of Secured Party with respect to any of the Pledged Collateral.

          SECTION 9. SECURED PARTY MAY PERFORM. If Pledgor fails to perform any agreement contained herein, Secured Party may itself perform, or cause performance of, such agreement, and the expenses of Secured Party incurred in connection therewith shall be payable by Pledgor under Section 13(b).

          SECTION 10. STANDARD OF CARE. The powers conferred on Secured Party hereunder are solely to protect its interest in the Pledged Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Pledged Collateral in its possession and the accounting for moneys actually received by it hereunder, Secured Party shall have no duty as to any Pledged Collateral, it being understood that Secured Party shall have no responsibility for (a) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relating to any Pledged Collateral, whether or not Secured Party has or is deemed to have knowledge of such matters, (b) taking any necessary steps (other than steps taken in accordance with the standard of care set forth above to maintain possession of the Pledged Collateral) to preserve rights against any parties with respect to any Pledged Collateral, (c) taking any necessary steps to collect or realize upon the Secured Obligations or any guarantee therefor, or any part thereof, or any of the Pledged Collateral, or (d) initiating any action to protect the Pledged Collateral against the possibility of a decline in market value. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of Pledged Collateral in its possession if such Pledged Collateral is accorded treatment substantially equal to that which Secured Party accords its own property consisting of negotiable securities.

          SECTION 11.  REMEDIES.

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          (a)  If any Event of Default shall have occurred and be continuing,
Secured Party may exercise in respect of the Pledged Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect in any relevant jurisdiction (the
"Code") (whether or not the Code applies to the affected Pledged Collateral), and Secured Party may also in its sole discretion, without notice except as specified below, sell the Pledged Collateral or any part thereof in one or more parcels at public or private sale, at any exchange or broker's board or at any of Secured Party's offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as Secured Party may deem commercially reasonable, irrespective of the impact of any such sales on the market price of the Pledged Collateral. Secured Party or any Holder may be the purchaser of any or all of the Pledged Collateral at any such sale and Secured Party, as agent for and representative of Holders (but not any Holder or Holders in its or their respective individual capacities unless Requisite Holders shall otherwise agree in writing), shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Pledged Collateral sold at any such public sale, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Pledged Collateral payable by Secured Party at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor, and Pledgor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Pledgor agrees that, to the extent notice of sale shal be required by law, at least ten days' notice to Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. Secured Party shall not be obligated to make any sale of Pledged Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgor hereby waives any claims against Secured Party arising by reason of the fact that the price at which any Pledged Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if Secured Party accepts the first offer received and does not offer such Pledged Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Pledged Collateral are insufficient to pay all the Secured Obligations, Pledgor shall be liable for the deficiency and the fees of any attorneys employed by Secured Party to collect such deficiency.

          (b) Pledgor recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as from time to time amended (the "Securities Act"), and applicable state securities laws, Secured Party may be compelled, with respect to any sale of all or any part of the Pledged Collateral conducted without prior registration or qualification of such Pledged Collateral under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Pledged Collateral for their own account, for investment and not with a view to the distribution or resale thereof. Pledgor acknowledges that any such private sales may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including, without limitation, a public offering made pursuant to a registration statement under the Securities Act) and Pledgor agrees that any such

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private sale shall be deemed to have been made in a commercially reasonable manner and that Secured Party shall have no obligation to engage in public sales and no obligation to delay the sale of any Pledged Collateral for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it.

          (c) If Secured Party determines to exercise its right to sell any or all of the Pledged Collateral, upon written request, Pledgor shall and shall cause each issuer (which is a Subsidiary of Pledgor) of any Pledged Shares to be sold hereunder from time to time to furnish to Secured Party all such information as Secured Party may request in order to determine the number of shares and other instruments included in the Pledged Collateral which may be sold by Secured Party in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

          SECTION 12. APPLICATION OF PROCEEDS. Except as expressly provided elsewhere in this Agreement, all proceeds received by Secured Party in respect of any sale of, collection from, or other realization upon all or any part of the Pledged Collateral may, in the discretion of Secured Party, be held by Secured Party as Pledged Collateral for, and/or then, or at any time thereafter, applied in full or in part by Secured Party against, the Secured Obligations in the following order of priority:

          FIRST: To the payment of all costs and expenses of such sale, collection or other realization, including reasonable compensation to Secured Party and its agents and counsel, and all other expenses, liabilities and advances made or incurred by Secured Party in connection therewith, and all amounts for which Secured Party is entitled to indemnification hereunder and all advances made by Secured Party hereunder for the account of Pledgor, and to the payment of all costs and expenses paid or incurred by Secured Party in connection with the exercise of any right or remedy hereunder, all in accordance with Section 13;

          SECOND: To the payment of all other Secured Obligations in such order as Secured Party shall elect; and

          THIRD: To the payment to or upon the order of Pledgor, or to whosoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

          SECTION 13.  INDEMNITY AND EXPENSES.

          (a) Pledgor agrees to indemnify Secured Party and the Holders, and any agent, attorney, employee, officer, or director thereof (collectively, "Indemnified Persons"), from and against any and all claims, losses and liabilities in any way relating to, growing out of or resulting from this Agreement and the transactions contemplated hereby (including, without limitation, enforcement of this Agreement), except to the extent such claims, losses or liabilities result solely from such Indemnified Person's gross negligence or willful misconduct as finally determined by a court of competent jurisdiction.

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          (b)  Pledgor shall pay to Secured Party upon demand the amount of any and all costs and expenses, including the reasonable fees and expenses of its counsel and of any experts and agents, that Secured Party may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Pledged Collateral, (iii) the exercise or enforcement of any of the rights of Secured Party hereunder, or (iv) the failure by Pledgor to perform or observe any of the provisions hereof.

          SECTION 14. CONTINUING SECURITY INTEREST. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until the indefeasible payment in full in cash, of all Secured Obligations, (b) be binding upon Pledgor, its successors and assigns, and (c) inure, together with the rights and remedies of Secured Party hereunder, to the benefit of Secured Party and its successors, transferees and assigns. Upon the indefeasible payment in full in cash, of all Secured Obligations, the security interest granted hereby shall terminate and all rights to the Pledged Collateral shall revert to Pledgor. Upon any such termination Secured Party will, at Pledgor's expense, execute and deliver to Pledgor such documents as Pledgor shall reasonably request to evidence such termination and Pledgor shall be entitled to the return, upon its request and at its expense, against receipt and without recourse to Secured Party, of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

          SECTION 15. AMENDMENTS; ETC. No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure by Pledgor therefrom, shall in any event be effective unless approved by the Holders of a majority of the Outstanding Bonds and, in the case of any such amendment or modification, by Pledgor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

          SECTION 16. NOTICES. Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telexed or sent by facsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service, upon receipt of facsimile or telex, or four business days after depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the address of each party hereto shall be as set forth below or, as to either party, such other address as shall be designated by such party in a written notice delivered to the other party hereto.

          To Secured Party:

          IBJ Schroder Bank & Trust Company
          One State Street
          New York, New York
          Attention:  Reorganization Operations Department

          To Pledgor:

          Santa Fe Gaming Corporation
          4949 North Rancho Drive
          Las Vegas, Nevada 89130
          Attention:  Chief Financial Officer

          SECTION 17. FAILURE OR INDULGENCE NOT WAIVER; REMEDIES CUMULATIVE. No failure or delay on the part of Secured Party in the exercise of any power, right or privilege hereunder shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude any other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

          SECTION 18. SEVERABILITY. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          SECTION 19. HEADINGS. Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

          SECTION 20. GOVERNING LAW; TERMS. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEVADA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT TO THE EXTENT THAT THE UNIFORM COMMERCIAL CODE PROVIDES THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR PLEDGED COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEVADA. Unless otherwise defined herein, terms used in Articles 8 and 9 of the Uniform Commercial Code in the State of Nevada are used herein as therein defined.

          SECTION 21. CONSENT TO JURISDICTION AND SERVICE OF PROCESS. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST PLEDGOR ARISING OUT OF OR RELATING TO THIS AGREEMENT MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEVADA, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT PLEDGOR ACCEPTS FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS AGREEMENT. Pledgor hereby agrees that service of all process in any such proceeding in any such court may be made by registered or certified mail, return receipt requested, to Pledgor at its address provided in Section 16, such service being hereby acknowledged by Pledgor to be sufficient for personal jurisdiction in any action against Pledgor in any such court and to be otherwise effective and binding service in every respect. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of Secured Party to bring proceedings against Pledgor in the courts of any other jurisdiction.

          SECTION 22. WAIVER OF JURY TRIAL. TO THE EXTENT PERMITTED BY APPLICABLE LAW, PLEDGOR AND SECURED PARTY HEREBY AGREE TO WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. Pledgor and Secured Party each acknowledge that this waiver is a material inducement for Pledgor and Secured Party to enter into a business relationship, that Pledgor and Secured Party have already relied on this waiver in entering into this Agreement and that each will continue to rely on this waiver in their related future dealings. Pledgor and Secured Party further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Agreement may be filed as a written consent to a trial by the court.

          SECTION 23. COUNTERPARTS. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

          IN WITNESS WHEREOF, Pledgor and Secured Party have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                              SANTA FE GAMING CORPORATION,
                              as Pledgor


                              By: /s/ THOMAS K. LAND
                                  ----------------------------------
                              Name:     Thomas K. Land
                              Title:    Senior Vice President,
                                        Chief Financial Officer


                              IBJ SCHRODER BANK & TRUST
                              COMPANY, as Secured Party


                              By: /s/ BARBARA MCCLUSKEY
                                  ----------------------------------
                              Name:     Barbara McCluskey
                              Title:    Vice President

                                  SCHEDULE I

          Attached to and forming a part of the Pledge Agreement dated as of November 30, 1998 between Santa Fe Gaming Corporation, as Pledgor, and IBJ Schroder Bank & Trust Company, as Secured Party.



                                    PART A

                                              STOCK
                               CLASS OF    CERTIFICATE     PAR         NUMBER OF    PERCENTAGE
       STOCK ISSUER             STOCK          NOS.       VALUE         SHARES       INTEREST
       ------------            --------    -----------    -----        ---------    ----------
     SAHARA RESORTS             COMMON          1         NO PAR        10,000         100%
     SANTA FE HOTEL, INC.       COMMON          1         NO PAR         1,000         100%
     HACIENDA HOTEL, INC.       COMMON          1         NO PAR         1,000         100%
     SAHARA NEVADA CORP.        COMMON          1         NO PAR         1,000         100%
     SANTA FE COFFEE            COMMON          1         NO PAR           100         100%

                                SCHEDULE II

                              PLEDGE AMENDMENT

          This Pledge Amendment, dated _____________, ____, is delivered pursuant to Section 6(b) of the Pledge Agreement referred to below. The undersigned hereby agrees that this Pledge Amendment may be attached to the Pledge Agreement dated November __, 1998, between the undersigned and IBJ Schroder Bank & Trust Company, as Secured Party (the "Pledge Agreement," capitalized terms defined therein being used herein as therein defined), and that the Pledged Shares listed on this Pledge Amendment shall be deemed to be part of the Pledged Shares and shall become part of the Pledged Collateral and shall secure all Secured Obligations.

                              SANTA FE GAMING CORPORATION,


                              By:
                                  ---------------------------------
                              Name:
                              Title:


                                              STOCK
                               CLASS OF    CERTIFICATE     PAR         NUMBER OF    PERCENTAGE
       STOCK ISSUER             STOCK          NOS.       VALUE         SHARES       INTEREST
       ------------            --------    -----------    -----        ---------    ----------



                                     II-1